================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report March 3, 2004
                  Date of earliest event reported March 3, 2004



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


     Delaware                                                    95-4119509
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


       One Marcus Square
       1618 Main Street
         Dallas, Texas
                                                                      75201
(Address of principal executive offices)                            (Zip code)



       Registrant's telephone number, including area code: (214) 741-6911

      --------------------------------------------------------------------









                                 Not Applicable
          (Former name or former address, if changed since last report)





================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On March 3, 2004, The Neiman Marcus Group, Inc. issued a press release announcing its results of operations and financial condition for the second fiscal quarter ended January 31, 2004. A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to earnings per diluted share after excluding the impact of favorable settlements associated with previous state tax filings. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  March 3, 2004                        By:  /s/ T. Dale Stapleton
                                               ---------------------------------

                                            T. Dale Stapleton Vice President and
                                            Controller (principal accounting
                                            officer of the registrant)